OLD MUTUAL FUNDS II

SUPPLEMENT DATED OCTOBER 9, 2008

This Supplement updates certain information contained in the currently effective Class Z and Institutional Class Shares Prospectus of Old Mutual Funds II dated July 28, 2008, as supplemented. You should retain your Prospectus and any supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

The following replaces in its entirety the last four sentences under the heading “More About the Funds – Sub-Adviser Allocations” as presented on page 99 of the Prospectus:

Old Mutual Capital will allocate assets between Ashfield and Provident as it deems appropriate and in the best interests of the Old Mutual Advantage Growth Fund and its shareholders. Old Mutual Capital monitors the allocation of assets among the Sub-Advisers and will re-allocate a Fund’s assets no less frequently than quarterly, if necessary, to keep the allocation within a target range established by Old Mutual Capital. Reallocation of assets are accomplished by allocating purchase or redemption proceeds to a particular Sub-Adviser and, if necessary, reallocating cash or securities to a particular Sub-Adviser.

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Distributor: Old Mutual Investment Partners

R-08-380 10/2008